UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2012 (March 29, 2012)
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AMERICAN CAPITAL AGENCY CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 29, 2012, American Capital Agency Corp. (the “Company”) and American Capital AGNC Management, LLC entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to (i) the sale by the Company of 6,000,000 shares of the Company’s 8.000% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) to the Underwriters and (ii) the grant by the Company to the Underwriters of an option to purchase all or part of 900,000 additional shares of the Company's Series A Preferred Stock to cover over-allotments, if any (together, the “Shares”). The Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriters may be required to make in respect of these liabilities. In the ordinary course of business the Underwriters or their respective affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 2, 2012, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware to designate 6,900,000 shares of the Company’s authorized preferred stock, par value $0.01 per share, as shares of Series A Preferred Stock with the powers, designations, preferences and other rights as set forth therein. The Certificate of Designations became effective upon filing on April 2, 2012. A copy of the Certificate of Designations is filed as Exhibit 3.1 hereto and is incorporated herein by reference.
The Certificate of Designations provides that the Company will pay quarterly cumulative dividends on the Series A Preferred Stock, in arrears, on the 15th day of each January, April, July and October (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from, and including, the date of original issuance of the Series A Preferred Stock at 8.000% of the $25.00 per share liquidation preference per annum (equivalent to $2.000 per annum per share).
The Series A Preferred Stock will not be redeemable before April 5, 2017, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) for federal income tax purposes and except upon the occurrence of a Change of Control (as defined in the Certificate of Designations). On or after April 5, 2017, the Company may, at its option, redeem any or all of the shares of the Series A Preferred Stock at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the shares of Series A Preferred Stock within 120 days after the first date on which such Change of Control occurred at $25.00 per share plus any accumulated and unpaid dividends to, but not including, the redemption date. The Series A Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series A Preferred Stock.
Upon the occurrence of a Change of Control, provided that the Common Stock Authorization (as defined in the Certificate of Designations) has occurred at or prior to such Change of Control, each holder of Series A Preferred Stock will have the right (subject to the Company’s election to redeem the Series A Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Certificate of Designations)) to convert some or all of the Series A Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share of Series A Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Certificate of Designations, including provisions for the receipt, under specified circumstances, of alternative consideration.
If, following a Change of Control, the Common Stock Authorization has not occurred at or prior to such Change of Control and the Company has not exercised its option to redeem the Series A Preferred Stock, the Company will increase the cumulative dividend rate by 300 basis points per annum.  Holders of shares of the Series A Preferred Stock will be entitled to receive cumulative cash dividends from, and including, the first date on which the Change of Control has occurred at the increased rate for so long as the Company has not exercised its option to redeem the Series A Preferred Stock.
There are restrictions on ownership of the Series A Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series A Preferred Stock generally do not have any voting rights.

Item 9.01. Financial Statements and Exhibits.

On April 2, 2012, Skadden, Arps, Slate, Meagher & Flom LLP delivered to the Company an opinion with respect to the validity of the Shares and an opinion regarding certain tax matters (collectively, the “Opinions”). The Opinions are being filed herewith, and thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-170374), in accordance with the requirements of Item 601(b)(5) and Item 601(b)(8), respectively, of Regulation S-K.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated March 29, 2012, among American Capital Agency Corp., American Capital AGNC Management, LLC and Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC , as representatives of the several underwriters listed on Schedule I attached thereto.

3.1	Certificate of Designations of 8.000% Series A Cumulative Redeemable Preferred Stock.

4.1	Specimen 8.000% Series A Cumulative Redeemable Preferred Stock Certificate.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the securities.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.

12.1	Calculation of Earnings to Combined Fixed Charges and Preferred Dividends.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1 hereto).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 8.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAPITAL AGENCY CORP.

Dated:	April 2, 2012	By:	/s/ SAMUEL A. FLAX
Samuel A. Flax
Executive Vice President and Secretary